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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 12 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 16, 1999




                               RED ROOF INNS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                      1-14058                           31-1393666
      ------------                  -----------                       --------------
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

  4355 DAVIDSON ROAD, HILLIARD, OHIO                                    43026-2491
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 876-3200










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ITEM 8.  CHANGE IN FISCAL YEAR

         On August 13, 1999, Red Roof Inns, Inc., a Delaware corporation (the "Company"), changed its fiscal year end from a 52-53 week fiscal year which ends on the Saturday nearest to December 31 to December 31, 1999. The Company will report the transition period from July 4, 1999 to September 30, 1999 on Form 10-Q for the quarter ending September 30, 1999.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    RED ROOF INNS, INC.
                                                   (Registrant)


November 16, 1999                                   By: /s/ Armand E. Sebban
                                                        ---------------------
                                                        Armand E. Sebban
                                                        Chief Financial Officer